Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17










Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Science & Technology Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.











USAA Family of Funds Summary

         Fund                                                        Minimum
       Type/Name                       Volatility                  Investment
       ---------                       ----------                  ----------

CAPITAL APPRECIATION
================================================================================
 Aggressive Growth                  Very high                        $3,000
 Emerging Markets                   Very high                         3,000
 First Start Growth(Registered
   Trademark)                       Moderate to high                  3,000
 Gold                               Very high                         3,000
 Growth                             Moderate to high                  3,000
 Growth & Income                    Moderate                          3,000
 International                      Moderate to high                  3,000
 S&P 500(Registered Trademark)
   Index                            Moderate                          3,000
 Science & Technology               Very high                         3,000
 Small Cap Stock                    Very high                         3,000
 World Growth                       Moderate to high                  3,000

ASSET ALLOCATION
================================================================================
 Balanced Strategy                  Moderate                         $3,000
 Cornerstone Strategy               Moderate                          3,000
 Growth and Tax
  Strategy                          Moderate                          3,000
 Growth Strategy                    Moderate to high                  3,000
 Income Strategy                    Low to moderate                   3,000

INCOME - TAXABLE
================================================================================
 GNMA(Registered Trademark) Trust   Low to moderate                  $3,000
 High-Yield
  Opportunities                     High                              3,000
 Income                             Moderate                          3,000
 Income Stock                       Moderate                          3,000
 Intermediate-Term
  Bond                              Low to moderate                   3,000
 Short-Term Bond                    Low                               3,000

INCOME - TAX EXEMPT
================================================================================
 Long-Term                          Moderate                         $3,000
 Intermediate-Term                  Low to moderate                   3,000
 Short-Term                         Low                               3,000
 State Bond Income                  Moderate                          3,000

MONEY MARKET
================================================================================
 Money Market                       Very low                         $3,000
 Tax Exempt
  Money Market                      Very low                          3,000
 Treasury Money Market Trust
   (Registered Trademark)           Very low                          3,000
 State Money Market                 Very low                          3,000



Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.



Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here]

What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.












Investment Review


USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

--------------------------------------------------------------------------------
                                          7/31/99               1/31/00
--------------------------------------------------------------------------------
  Net Assets                            $258.0 Million       $449.4 Million
  Net Asset Value Per Share                 $15.18               $18.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
--------------------------------------------------------------------------------
     7/31/99 to 1/31/00          1 Year            Since Inception on 8/1/97
           26.43%(+)             33.64%                     29.79%
--------------------------------------------------------------------------------


(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, and the Lipper Science & Technology Funds Average for the period of 08/01/97 through 01/31/2000. The data points from the graph are as follows:


               USAA Science &            S&P 500          Lipper Science &
               Technology Fund            Index            Tech Funds Avg.
               ---------------           -------          ----------------

08/01/97         $10,000                 $10,000             $10,000
08/97              9,380                   9,440               9,990
09/97              9,800                   9,957              10,502
10/97              9,200                   9,625               9,587
11/97              9,240                  10,070               9,496
12/97              9,070                  10,243               9,261
01/98              9,450                  10,356               9,468
02/98             10,540                  11,102              10,537
03/98             10,660                  11,671              10,852
04/98             11,020                  11,790              11,271
05/98             10,390                  11,588              10,481
06/98             11,170                  12,058              11,335
07/98             11,170                  11,931              11,138
08/98              9,240                  10,207               8,895
09/98             10,100                  10,861              10,046
10/98             10,870                  11,743              10,668
11/98             11,660                  12,455              12,086
12/98             13,300                  13,172              14,075
01/99             14,360                  13,723              16,334
02/99             13,550                  13,296              14,887
03/99             14,340                  13,828              16,606
04/99             14,450                  14,364              17,188
05/99             14,320                  14,025              16,862
06/99             15,740                  14,803              18,847
07/99             15,180                  14,341              18,465
08/99             15,390                  14,270              19,279
09/99             15,238                  13,879              19,846
10/99             16,608                  14,757              21,942
11/99             17,929                  15,057              25,593
12/99             19,557                  15,943              31,939
01/00             19,191                  15,142              31,387

Data since inception on 8/1/97 through 1/31/00


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average, an average performance level of all science and technology funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.











Message from the Manager


[Photograph of Portfolio Manager, Curt Rohrman, CFA, appears here]


STRATEGY

We live in an age of the most widespread and profound scientific and technological change experienced since the turn of the last century. The late 1800s and early 1900s brought us electricity, the automobile, the telephone, and assembly-line manufacturing -- technologies that have clearly changed everything about our world forever. Today's changes are equally widespread. Recent technological breakthroughs include areas as diverse as the human genome project, cardiac rhythm management, photonics, deep-submicron semiconductor manufacturing, and shear wave technology. Today's changes are equally profound. Respectively, these breakthroughs will enable personalized disease management and prevention, real-time cardiac monitoring and response, virtually cost-less communications around the globe, inventory-free manufacturing and distribution processes, and dramatically improved oilfield reservoir economics.

Widespread  and  profound  changes  -- for these  reasons,  your USAA  Science &
Technology Fund invests in a broad spectrum of companies benefiting from the development and use of scientific and technological advances. Most science and technology funds focus exclusively on traditional computer technology. In addition to traditional computer technology, your USAA Science & Technology Fund also invests in such sectors as biotechnology, pharmaceuticals, medical devices, communication services, and aerospace. This is what we promised we would do. This remains our strategy for the future.


PERFORMANCE

Excitement in the Internet and its enabling technologies vastly overshadowed important advances in other industries during the period. This excitement was reflected in stock price performance. Over the past six months ending January 31, 2000, your USAA Science & Technology Fund's total return was 26.43%. This performance exceeded the S&P 500 Index's return of 5.58%, but was well below the return of the average science and technology fund's return of 66.27%, as measured by Lipper.

Our heavy weightings in Internet, networking, and wireless companies boosted the Fund's performance. Returns from Analog Devices, Ask Jeeves, Checkpoint Systems, Ericsson, InterNap, Intertrust Technologies, Mercury Interactive, Micromuse, Oracle, Veritas Software, and Yahoo! all exceeded 100% during the period. Another ten stocks in the portfolio posted period returns of more than 50%, including Applied Materials, Cisco Systems, and Texas Instruments. Our exposure to areas outside of traditional technology clearly hindered performance. Stocks experiencing material declines include CVS Drugs, Duane Reade, MCI Worldcom, SBC Communications, and Schering Plough. A significant decline in BMC Software is attributable to year 2000 transition issues.

Still, long-term records suggest a portfolio combining computer technology with health care may provide returns comparable to traditional science and technology funds but with lower volatility. In fact, our research indicates technology stock returns over the past 30 years ending December 31, 1999, exceeded health care stock returns by less than one percentage point -- 12.6% versus 11.7% -- despite an enormous outperformance by technology since October 1998. Monthly returns for the two areas show a very low correlation coefficient.


OUTLOOK

We remain extremely bullish for the long term. America's dominance in scientific and technological innovation is unmatched. This country's track record of extraordinary financial reward for successful innovation suggests that early and aggressive exploitation of technology will continue to occur here and occur here first. Our bullishness applies not only to computer and communications technology, but equally, or possibly more so, to biotechnology, genomics, pharmaceuticals, and medical devices. In our opinion, current concerns regarding health care reimbursement and potential price controls will pale relative to the opportunities presented by aging demographics and the incredible potential of genomics for personalized disease management and prevention.

Our near-term outlook for the overall stock market remains a bit cautious. Simply put, the market is in a tug-of-war with rising interest rates (potentially pulling stock prices lower) on one side, and increasing earnings
(potentially driving stock prices higher) on the other. We suspect interest rates may win in the near term, as expectations seem to incorporate very favorable earnings, particularly among traditional technology stocks.


Respectfully submitted on February 4, 2000.


Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average definition.

See page 9 for a complete listing of the portfolio of investments.










--------------------------------------      ------------------------------------
     Top Ten Equity Holdings                        Top Ten Industries
        (% of Net Assets)                            (% of Net Assets)
--------------------------------------      ------------------------------------
Oracle Corp.                       4.6      Computer-Software & Service     21.0
LM Ericsson Telephone Co. ADR      3.3      Electronics-Semiconductors      11.6
Applied Materials, Inc.            3.2      Internet Services                9.1
Analog Devices, Inc.               3.1      Drugs                            6.7
Cisco Systems, Inc.                3.1      Computer-Networking              6.1
Intel Corp.                        2.9      Health Care-Diversified          5.7
Texas Instruments, Inc.            2.8      Medical Products & Supplies      5.2
Medtronic, Inc.                    2.5      Communication Equipment          4.6
America Online, Inc.               2.5      Computer-Hardware                3.9
Microsoft Corp.                    2.4      Biotechnology                    3.2
--------------------------------------      ------------------------------------

See page 9 for a complete listing of the portfolio of investments.










Shareholders Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1 Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     ---------                    ---------             --------------
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                             NUMBER OF SHARES VOTING

            FOR                     AGAINST                  ABSTAIN
--------------------------------------------------------------------------------
       1,664,427,712               19,027,937              27,873,822










USAA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)
                                                                         Market
 Number                                                                   Value
of Shares                          Security                               (000)
--------------------------------------------------------------------------------
                           COMMON STOCKS (96.8%)
            Aerospace/Defense (2.0%)
  199,000   Boeing Co.                                                  $  8,818
--------------------------------------------------------------------------------
            Biotechnology (3.2%)
    9,000   Affymetrix, Inc. *                                             2,084
   40,000   Amgen, Inc. *                                                  2,547
   20,000   Human Genome Sciences, Inc. *                                  1,960
   16,000   Incyte Pharmaceuticals, Inc. *                                 1,756
   13,000   Millennium Pharmaceuticals, Inc. *                             2,437
   10,000   PE Corp. (Celera Genomics Group) *                             2,014
   15,000   Qiagen N.V. *                                                  1,483
--------------------------------------------------------------------------------
                                                                          14,281
--------------------------------------------------------------------------------
            Communication Equipment (4.6%)
  200,000   LM Ericsson Telephone Co. ADR                                 14,912
  106,000   Lucent Technologies, Inc.                                      5,857
--------------------------------------------------------------------------------
                                                                          20,769
--------------------------------------------------------------------------------
            Computer - Hardware (3.9%)
  240,000   Dell Computer Corp. *                                          9,225
   78,000   Hewlett-Packard Co.                                            8,444
--------------------------------------------------------------------------------
                                                                          17,669
--------------------------------------------------------------------------------
            Computer - Networking (6.1%)
   95,000   3Com Corp. *                                                   4,821
  126,000   Cisco Systems, Inc. *                                         13,797
   86,000   Extreme Networks, Inc. *                                       7,278
   25,000   Visual Networks, Inc. *                                        1,572
--------------------------------------------------------------------------------
                                                                          27,468
--------------------------------------------------------------------------------
            Computer Software & Service (21.0%)
   18,000   Agile Software Corp. *                                         2,655
  196,000   America Online, Inc. *                                        11,160
  185,000   BMC Software, Inc. *                                           7,007
   28,000   Business Objects S.A. ADR *                                    1,885
   22,000   Check Point Software Technologies Ltd. *                       2,424
   42,000   Concord Communications, Inc. *                                 1,549
   29,000   Electronic Arts, Inc. *                                        2,371
   55,000   Hyperion Solutions Corp. *                                     1,925
   26,000   InterTrust Technologies Corp. *                                3,754
   60,000   IONA Technologies PLC *                                        2,850
   63,000   Legato Systems, Inc. *                                         1,587
   21,000   Mercury Interactive Corp. *                                    2,297
   15,000   Micromuse, Inc. *                                              2,448
  109,000   Microsoft Corp. *                                             10,668
  411,400   Oracle Corp. *                                                20,550
  160,000   Rational Software Corp. *                                      8,320
   31,000   RealNetworks, Inc. *                                           4,873
   34,000   Siebel Systems, Inc. *                                         3,117
   20,000   Veritas Software Corp. *                                       2,917
--------------------------------------------------------------------------------
                                                                          94,357
--------------------------------------------------------------------------------
            Drugs (6.7%)
   62,000   Eli Lilly & Co.                                                4,146
  121,000   Merck & Co., Inc.                                              9,536
  241,000   Pfizer, Inc.                                                   8,767
  175,000   Schering-Plough Corp.                                          7,700
--------------------------------------------------------------------------------
                                                                          30,149
--------------------------------------------------------------------------------
            Electronics - Semiconductors (11.6%)
  150,000   Analog Devices, Inc. *                                        14,025
   26,000   GlobeSpan, Inc. *                                              2,886
  133,000   Intel Corp.                                                   13,159
  101,000   Linear Technology Corp.                                        9,563
  116,000   Texas Instruments, Inc.                                       12,514
--------------------------------------------------------------------------------
                                                                          52,147
--------------------------------------------------------------------------------
            Equipment - Semiconductors (3.2%)
  104,000   Applied Materials, Inc. *                                     14,274
--------------------------------------------------------------------------------
            Health Care - Diversified (5.7%)
   50,000   American Home Products Corp.                                   2,353
  121,000   Bristol-Myers Squibb Co.                                       7,986
   84,000   Johnson & Johnson, Inc.                                        7,229
   85,000   Warner-Lambert Co.                                             8,070
--------------------------------------------------------------------------------
                                                                          25,638
--------------------------------------------------------------------------------
            Hospitals (1.4%)
  200,000   Health Management Associates, Inc. *                           2,787
  260,500   LifePoint Hospitals, Inc. *                                    3,517
--------------------------------------------------------------------------------
                                                                           6,304
--------------------------------------------------------------------------------
            Insurance - Multiline Companies (1.7%)
   72,500   American International Group, Inc.                             7,549
--------------------------------------------------------------------------------
            Internet Services (9.1%)
   55,000   Agency.com Ltd. *                                              2,028
   27,000   Ask Jeeves, Inc. *                                             2,578
   50,000   C-bridge Internet Solutions, Inc. *                            2,759
   27,000   CareInsite, Inc. *                                             1,972
   45,000   Digital Impact, Inc. *                                         2,160
   51,000   Digital Insight Corp. *                                        2,187
   84,000   drkoop.com, Inc. *                                             1,144
   87,000   Healtheon/WebMD Corp. *                                        5,655
   25,000   Internap Network Services Corp. *                              1,566
  131,000   Internet Gold - Golden Lines Ltd. *                            2,571
   76,000   LookSmart Ltd. *                                               2,494
   58,000   Marimba, Inc. *                                                2,262
   50,000   MedicaLogic, Inc. *                                            1,469
   69,000   Priceline.com, Inc. *                                          4,002
  172,000   Webvan Group, Inc. *                                           2,591
   10,000   Yahoo! Inc. *                                                  3,220
--------------------------------------------------------------------------------
                                                                          40,658
--------------------------------------------------------------------------------
            Medical Products & Supplies (5.2%)
  200,000   Boston Scientific Corp. *                                      4,150
  151,000   Guidant Corp. *                                                7,946
  244,000   Medtronic, Inc.                                               11,163
--------------------------------------------------------------------------------
                                                                          23,259
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (2.1%)
  158,000   Schlumberger Ltd.                                              9,648
--------------------------------------------------------------------------------
            Retail - Drugs (2.1%)
  137,000   CVS Corp.                                                      4,786
  207,500   Duane Reade, Inc. *                                            4,786
--------------------------------------------------------------------------------
                                                                           9,572
--------------------------------------------------------------------------------
            Services - Computer Systems (1.0%)
   35,000   Keane, Inc. *                                                    945
  114,000   SunGard Data Systems, Inc. *                                   3,335
--------------------------------------------------------------------------------
                                                                           4,280
--------------------------------------------------------------------------------
            Telecommunications - Cellular/Wireless (0.9%)
   35,000   VoiceStream Wireless Corp. *                                   4,108
--------------------------------------------------------------------------------
            Telecommunications - Long-Distance (3.1%)
   80,000   Level 3 Communications, Inc. *                                 9,435
  100,000   MCI WorldCom, Inc. *                                           4,594
--------------------------------------------------------------------------------
                                                                          14,029
--------------------------------------------------------------------------------
            Telephones (2.2%)
  141,000   SBC Communications Corp.                                       6,080
   55,000   Winstar Communications, Inc. *                                 3,895
--------------------------------------------------------------------------------
                                                                           9,975
--------------------------------------------------------------------------------
            Total common stocks (cost: $306,124)                         434,952
--------------------------------------------------------------------------------



  Principal
   Amount
   (000)
-----------

                             SHORT-TERM (4.3%)
            U.S. Government & Agency Issue
  $19,211   Federal Home Loan Bank, Discount Note, 5.72%, 2/01/2000
              (cost: $19,211)                                             19,211
--------------------------------------------------------------------------------
            Total investments (cost: $325,335)                          $454,163
================================================================================










USAA SCIENCE & TECHNOLOGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 8.0% of net assets at January 31, 2000.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.



See accompanying notes to financial statements.








USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)


ASSETS
   Investments in securities, at market value (identified
     cost of $325,335)                                                 $454,163
   Cash                                                                   1,457
   Receivables:
      Securities sold                                                     6,459
      Capital shares sold                                                   957
      Miscellaneous                                                         101
      Dividends                                                              82
                                                                       --------
         Total assets                                                   463,219
                                                                       --------

LIABILITIES
   Securities purchased                                                  12,906
   Capital shares redeemed                                                  482
   USAA Investment Management Company                                       271
   USAA Transfer Agency Company                                             128
   Accounts payable and accrued expenses                                     57
                                                                       --------
         Total liabilities                                               13,844
                                                                       --------
            Net assets applicable to capital shares outstanding        $449,375
                                                                       ========

REPRESENTED BY:
   Paid-in capital                                                     $314,190
   Accumulated net investment loss                                         (622)
   Accumulated net realized gain on investments                           6,979
   Net unrealized appreciation of investments                           128,828
                                                                       --------
            Net assets applicable to capital shares outstanding        $449,375
                                                                       ========
   Capital shares outstanding                                            23,765
                                                                       ========
   Authorized shares of $.01 par value                                  105,000
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  18.91
                                                                       ========



See accompanying notes to financial statements.










USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)


Net investment loss:
   Income:
      Dividends                                                         $   456
      Interest                                                            1,060
                                                                        -------
         Total income                                                     1,516
                                                                        -------
   Expenses:
      Management fees                                                     1,261
      Transfer agent's fees                                                 641
      Custodian's fees                                                       57
      Postage                                                                68
      Shareholder reporting fees                                             16
      Directors' fees                                                         2
      Registration fees                                                      75
      Professional fees                                                      16
      Other                                                                   2
                                                                        -------
         Total expenses                                                   2,138
                                                                        -------
            Net investment loss                                            (622)
                                                                        -------
Net realized and unrealized gain on investments:
   Net realized gain                                                     11,408
   Change in net unrealized appreciation/depreciation                    66,945
                                                                        -------
            Net realized and unrealized gain                             78,353
                                                                        -------
Increase in net assets resulting from operations                        $77,731
                                                                        =======


See accompanying notes to financial statements.










USAA SCIENCE & TECHNOLOGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)

                                                         1/31/00       7/31/99
                                                        ------------------------
From operations:
   Net investment loss                                  $   (622)      $   (811)
   Net realized gain on investments                       11,408          1,987
   Change in net unrealized appreciation/depreciation
      of investments                                      66,945         49,484
                                                        ------------------------
      Increase in net assets resulting from operations    77,731         50,660
                                                        ------------------------
Distributions to shareholders from:
   Net realized gains                                     (5,043)           -
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                             165,217        185,201
   Shares issued for dividends reinvested                  4,991            -
   Cost of shares redeemed                               (51,513)       (89,187)
                                                        ------------------------
      Increase in net assets from capital share
        transactions                                     118,695         96,014
                                                        ------------------------
Net increase in net assets                               191,383        146,674
Net assets:
   Beginning of period                                   257,992        111,318
                                                        ------------------------
   End of period                                        $449,375       $257,992
                                                        ========================

Undistributed net investment loss included in net
  assets:
   End of period                                        $   (622)      $    -
                                                        ========================

Change in shares outstanding:
   Shares sold                                             9,424         13,761
   Shares issued for dividends reinvested                    289            -
   Shares redeemed                                        (2,945)        (6,725)
                                                        ------------------------
      Increase in shares outstanding                       6,768          7,036
                                                        ========================



See accompanying notes to financial statements.










USAA SCIENCE & TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing principally in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $195.4 million and $73.9 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $141.9 million and $13.1 million, respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 2000, was $9,590.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:


                                     Six-month
                                   Period Ended
                                    January 31,          Year Ended July 31,
                                   ---------------------------------------------
                                       2000            1999            1998**
                                   ---------------------------------------------
Net asset value at
   beginning of period              $  15.18        $  11.17        $  10.00
Net investment loss                     (.03)(a)        (.06)(a)        (.07)(a)
Net realized and unrealized gain        4.01            4.07            1.24
Distributions of realized
   capital gains                        (.25)            -               -
                                   ---------------------------------------------
Net asset value at end of period    $  18.91        $  15.18        $  11.17
                                   =============================================

Total return (%) *                     26.43           35.90           11.70
Net assets at end of period (000)   $449,375        $257,992        $111,318
Ratio of expenses to
   average net assets (%)               1.26(b)         1.33            1.42
Ratio of net investment
   loss to average net assets (%)       (.37)(b)        (.47)           (.69)
Portfolio turnover (%)                 24.61           44.39           76.31


  *Assumes reinvestment of all capital gains distributions during the period. **Fund commenced operations August 1, 1997.
(a)Calculated using weighted average shares.
(b)Annualized. The ratio is not necessarily indicative of 12 months of operations.











Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                               Legal Counsel
USAA Shareholder Account Services            Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                     Exchange Place
San Antonio, Texas 78288                     Boston, Massachusetts 02109

Custodian                                    Independent Auditors
State Street Bank and Trust Company          KPMG LLP
P.O. Box 1713                                112 East Pecan, Suite 2400
Boston, Massachusetts 02105                  San Antonio, Texas 78205

Telephone Assistance Hours                   Internet Access
Call toll free - Central Time                usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777